LOAN AND SECURITY AGREEMENT

                  AGREEMENT, made as of the 22nd day of April, 1998, by and between COMPU- DAWN, INC., a Delaware corporation ("Lender"), and RUGBY NATIONAL CORP., a New York corporation ("Borrower").

         1.       Definitions.

               (a) The term "Obligations" shall mean any and all indebtedness, obligations, liabilities, pledges and guarantees of any kind of Borrower to Lender, now existing or hereafter arising, and whether direct or indirect, acquired outright, conditionally, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not of a nature presently contemplated by the parties or subsequently agreed to by them.

               (b) The term "Collateral" shall mean any and all tangible and intangible assets in which Borrower has or shall have an interest, now or hereafter existing or acquired, and wherever located, together with all additions and accessions thereto and replacements and substitutions thereof and all proceeds and products of the foregoing.

               (c) All other terms used herein which are not otherwise defined herein and are defined in the Uniform Commercial Code of the State of New York ("UCC") or in that certain Agreement and Plan of Merger of even date by and among Lender, Rugby Acquisition Corp., Borrower and Harvey Weinstein ("Weinstein") (the "Merger Agreement") shall have the meanings therein stated.

         2.       The Loan.

               (a) Upon the terms and subject to the conditions set forth in this Agreement and in reliance upon the representations, warranties and covenants of Borrower herein set forth, Lender hereby agrees to lend to Borrower and Borrower may borrow (each such amount hereinafter referred to as an "Advance") from time to time during the period commencing on the date hereof and terminating twelve (12) months from the date hereof (the "Loan Termination Date") up to One Million Dollars ($1,000,000).

               (b) Borrower may request an Advance under this paragraph 2(b) only by written notice which must be received by Lender (a "Notice to Borrow") at least three (3) days prior to the date of the proposed
          Advance. Each Notice to Borrow shall specify the date and the aggregate principal amount of the proposed Advance, the bank and account number to which the funds should be transferred, a list of intended uses of such Advance, and any other information relating to such intended uses as Lender may reasonably require. Subject to the conditions set forth herein, Lender will make available to Borrower such Advance in same day funds by wire transfer to Borrower's account as specified in the Notice to Borrow. The Advances and Borrower's obligation to pay interest thereon shall be evidenced by a promissory note (the "Note") in, or substantially in, the form attached hereto as
          Exhibit 2(b).

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               (c) Lender's obligation to make the initial Advance hereunder and the first Advance hereunder in excess of One Hundred Thousand Dollars ($100,000) (collectively, the "Initial Advance") is subject to the
          fulfillment  of  each  of  the  following   conditions   prior  to  or
          contemporaneously with the making of such Advance:

                    (i) Lender shall have  received  each of the  following,  in form and substance satisfactory to Lender:

     (A) certified copies of all corporate (including stockholder, if required) action taken by (i) Borrower to authorize (I) the borrowings hereunder and (II) the execution, delivery and performance in accordance with their respective terms of this Agreement, the Loan Documents (as hereinafter defined) and any other documents executed in connection with this Agreement, including, without limitation, the Borrower Pledge Agreement, the Weinstein Pledge Agreement and the Collateral Assignment Agreement (each as hereinafter defined) (the "Other Financing Documents") and (ii) Credomarka to authorize the execution, delivery and performance of the Credomarka Pledge Agreement (as hereinafter defined) in accordance with its terms;

     (B) a certificate of incumbency with respect to the officers of Borrower authorized to execute and deliver this Agreement, the Loan Documents and the Other Financing Documents;

     (C) copies of the Certificate of Incorporation and By-Laws of Borrower and Credomarka and Charter of Company with Limited Liability of Press-Loto, all as restated or amended to the date of the making of the Initial Advance, certified (prior to any Advance in excess of $100,000), with respect to the Certificate of Incorporation of Borrower and Credomarka and Charter of Company with Limited Liability of Press-Loto, by the appropriate authority in the jurisdiction of incorporation and formation, respectively (subject to the provisions below), and, with respect to the By-Laws, by an appropriate officer of Borrower or Credomarka, as the case may be; provided however, to the extent such Charter of Company with Limited Liability is not immediately obtainable for Press-Loto, the Secretary of Press-Loto shall certify the Press-Loto Charter of Company with Limited Liability, as restated or amended and that a certified the Charter of Company with Limited Liability of Press-Loto is true and correct and has been requested from the appropriate authority in Press-Loto's jurisdiction of formation.

     (D) certificates of good standing for Borrower, Credomarka and Press-Loto (subject to the provisions below) from the appropriate authority in the jurisdiction of incorporation or formation, and in each other jurisdiction in which the entity is qualified to do business; provided, however, to the extent such a certificate is not immediately obtainable for Press- Loto, the Secretary of Press-Loto shall certify that Press-Loto is in good standing in its jurisdiction of formation and that such a certificate of good standing has been requested from the appropriate authority in Press-Loto's jurisdiction of formation.


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     (E) duly executed copies of the Note and the other Loan Documents and Other
Financing Documents;

     (F) with respect to Advances in excess of One Hundred Thousand Dollars ($100,000), a signed copy of the opinion of counsel for Borrower reasonably satisfactory to Lender, dated the date of the Initial Advance, in form and substance reasonably satisfactory to Lender and its counsel;

     (G) with respect to Advances up to One Hundred Thousand Dollars ($100,000), evidence reasonably satisfactory to Lender that the shares of capital of Press-Loto owned by Credomarka Corp., a New Jersey corporation ("Credomarka") are duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, preemptive rights and rights of first refusal, including without limitation, in connection with the pledge of such shares of capital by Credomarka to Lender pursuant to the Credomarka Pledge Agreement and any transfer of such shares of capital to Lender as a result of a foreclosure thereon under the Credomarka Pledge Agreement (as hereinafter defined);

     (H) with respect to Advances in excess of One Hundred Thousand Dollars, evidence reasonably satisfactory to Lender that Credomarka has assigned all of its right, title and interest in, and to, that certain number of Press-Loto shares of capital representing fifty percent (50%) of the issued and outstanding Press-Loto shares of capital to Rugby, and that such shares of capital of Press-Loto owned by Rugby are duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens, preemptive rights and rights of first refusal, including, without limitation, in connection with the transfer of such shares of capital by Credomarka to Rugby and the pledge of such shares of capital by Rugby to Lender pursuant to the Borrower Pledge Agreement and any transfer of such shares of capital to Lender as a result of a foreclosure thereon under the Borrower Pledge Agreement (as hereinafter defined); and

     (I) with respect to Advances in excess of One Hundred Thousand Dollars ($100,000), evidence satisfactory to Lender that the Lottery Contracts listed on
Schedule 3.10(a) to the Merger Agreement have been entered into and are in full force and effect.

          (ii) The following agreements shall have been entered into:

     (A) a pledge agreement between Weinstein and Lender (the "Weinstein Pledge Agreement"), in form and substance reasonably satisfactory to Lender, providing, among other things, that Weinstein is pledging all of the outstanding shares of capital stock of Borrower as security for the payment, performance and observance by Borrower of the Obligations;

     (B) with respect to an Advance up to One Hundred Thousand Dollars ($100,000), a pledge agreement between Credomarka (the "Credomarka Pledge Agreement"), in form and substance reasonably satisfactory to Lender, providing, among other

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things,  that  Credomarka  shall  pledge that certain  number of the  Press-Loto shares of capital that Credomarka owns or hereafter shall acquire, which equals fifty percent (50%) of the issued outstanding shares of capital of Press-Loto (which number is currently 12,000 shares of capital);

     (C) with respect to Advances in excess of One Hundred Thousand Dollars, a pledge agreement between Borrower and Lender (the "Borrower Pledge Agreement"), in form and substance reasonably satisfactory to Lender, providing, among other things, that Borrower shall pledge all of the Press-Loto shares of capital that Borrower owns or hereafter shall acquire as security for the payment, performance and observance by Borrower of the Obligations; and

     (D) With  respect to  advances in excess of One  Hundred  Thousand  Dollars
($100,000) a collateral assignment agreement (the "Collateral Assignment Agreement") between Borrower and Lender, in form and substance reasonably satisfactory to Lender, providing, among other things, that Borrower shall make a collateral assignment of the Lottery Contracts to Lender as security for the payment, performance and observance by Borrower of the Obligations.

               (iii) The intended uses of the Advance shall be in strict conformity with a budget to be agreed upon between Lender and Borrower (the "Budget").

               (iv) the form of the Press-Loto shareholders' agreement referred to in Section 7.15 of the Merger Agreement shall have been agreed upon in writing by the Lender and the Borrower, unless Lender shall have received evidence, satisfactory to it, in its good faith sole discretion, to the effect that Press-Loto shall not issue any shares of capital or any other equity or proprietary interest without the prior written consent of Rugby.

          (d) Lender's obligation to make each Advance (including the Initial Advance) is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

               (i) All of the representations and warranties of Borrower made under this Agreement and each other Loan Document and Other Financing Document shall be true and correct in all material respects at the time of the disbursement of such Advance as if made as of such date, Borrower shall have performed and complied in all material respects with all covenants and agreements required by this Agreement and each other Loan Document and Other Financing Document to be performed or complied with by Borrower, and Lender shall have received a certificate, dated the date of the Advance, signed by the President of Borrower as to the satisfaction of the foregoing conditions. Lender may, in its sole discretion, without waiving this condition, consider it fulfilled, and a representation by Borrower to such effect made, if no written notice to the contrary is received from Borrower prior to the making of such Advance.

               (ii) The corporate  actions of Borrower  referred to in paragraph
          (c) hereof shall remain in full force and effect, the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to paragraph (c) hereof or as subsequently modified and reflected

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          in a certificate of incumbency  delivered to Lender,  the Certificates of Incorporation and By-Laws of Borrower and Charter for Company with Limited Liability of Press-Loto delivered pursuant to paragraph (c) hereof shall remain unmodified, Borrower and Press-Loto shall remain in good standing in each jurisdiction of incorporation and formation respectively and in each other jurisdiction in which the entity is qualified to do business and Lender shall have received a certificate, dated the date of the Advance, signed by the President of Borrower as to the satisfaction of the foregoing conditions. Lender may, in its
          sole   discretion,   without  waiving  this  condition,   consider  it
          fulfilled, and a representation by Lender to such effect made, if no written notice to the contrary is received from Borrower prior to the making of such Advance.

               (iii) No Event of Default (as hereinafter defined) shall have occurred and be continuing and Lender shall have received a certificate, dated the date of the Advance, signed by the President of Borrower as to the satisfaction of the foregoing conditions.

               (iv) There shall not be any litigation, investigation or proceeding of or before any court, arbitrator or authority pending or threatened against Lender, Borrower or Press- Loto seeking, nor any injunction, writ, temporary restraining order or any order or judgment of any nature issued by any court, arbitrator or authority directing, that the transactions provided for herein not be consummated as herein provided.

               (v) Borrower shall have delivered to Lender a purchase order, executed on behalf of Borrower, with respect to the intended use of the Advance (the "Purchase Order").

          (e) In addition to the provisions of Sections 2(c) and (d), Lender's obligation to make each Advance after the Initial Advance is subject to the fulfillment of each of the following conditions immediately private or contemporaneously with such Advance:

     (A) Lender shall have received such historical audited and unaudited financial statements of Rugby and Press-Loto (including, without limitation, the Rugby Financial Statements and the Press-Loto Financial Statements) which (i) shall have been prepared in conformity with generally accepted accounting principals ("GAAP") consistently applied throughout the period covered thereby, including, without limitation, with respect to the audited Rugby Financial Statements and audited Press-Loto Financial Statements, an unqualified report thereon by certified public accountants and/or Russian equivalents who are "independent" within the meaning ascribed to such term in Regulation S-X, promulgated by the SEC, to the effect that the financial statements have been prepared in accordance with GAAP, that such financial statements present fairly the consolidated financial condition of Borrower and Press-Loto as of the date thereof and for the fiscal year covered thereby and that the examination of such accountants in connection with such audited Rugby Financial Statements and Press-Loto Financial Statements have been made in accordance with generally accepted auditing standards, and accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circum stances, and (ii) shall reflect, in the aggregate, tangible assets of not less than One Thousand United

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States  Dollars (USD  $1,000) and  liabilities  of not more than Fifty  Thousand
United States Dollars (USD $50,000).

     (B) Lender shall have received an opinion from an investment banker acceptable to it to the effect that the transactions contemplated by the Merger Agreement are fair, from a financial viewpoint, to the shareholders of the Lender.

          (f) Lender is authorized to make any and all Advances directly to the vendor indicated on the Purchase Order and all such payments shall be considered Advances hereunder.

          (g) All Advances shall constitute one loan and all Obligations shall constitute one general obligation secured by Lender's security interest in all of the Collateral and by all other liens heretofore, now, or at any time or times hereafter granted by Borrower to Lender in connection with this Agreement. Borrower agrees that all of the rights of Lender set forth in this Agreement or the Note shall apply to any modification of or supplement to this Agreement.

         3. Grant of Security Interest; Covenant to Grant Security Interests. In consideration of Lender's agreement to make Advances hereunder to Borrower subject to the terms and conditions hereof, and of one or more loans, Advances, or other financial accommodations at any time made or extended by Lender to Borrower, or to any person, firm, or corporation whose obligations or liabilities are guaranteed at any time by Borrower to Lender (collectively, the "Loan"):

          (a) Borrower hereby grants to Lender a valid and binding first security interest in the Collateral;

          (b) with respect to Advances up to One Hundred Thousand Dollars, Credomarka shall pledge a number of Press-Loto shares of capital Credomarka owns equal to fifty percent (50%) of the issued and outstanding Press-Loto shares of capital pursuant to the Credomarka Pledge Agreement;

          (c) with respect to Advances in excess of One Hundred Thousand Dollars, Borrower shall pledge all of the Press-Loto shares of capital Borrower owns pursuant to the Borrower Pledge Agreement;

          (d) Weinstein shall pledge all of the Borrower's outstanding Common Shares pursuant to the Weinstein Pledge Agreement; and

          (e) with respect to Advances in excess of One Hundred Thousand Dollars, Borrower shall make a collateral assignment of the Lottery Contracts pursuant to the Collateral Assignment Agreement, as security for the payment, performance, and observance by Borrower of the Obligations.


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         4.  Representations and Warranties.  In addition to the representations and warranties made by Borrower to Lender in the Merger Agreement, which representations and warranties are incorporated herein by reference and made a part hereof as if expressly stated herein and made as of the date hereof, Borrower further represents and warrants to Lender as follows:

          (a) Authority. The execution and delivery by Borrower of this Agreement, the Note and each of the other documents relating to the Loan, including, without limitation, the Collateral Assignments and the Pledge Agreement (collectively with the Note, the "Loan Documents") and the Other Financing Documents and the performance of Borrower's obligations hereunder and thereunder: (i) are within Borrower's corporate powers; (ii) are duly authorized by Borrower's Board of Directors and stockholders, if required;
     (iii) are not in contravention of the terms of Borrower's Certificate of Incorporation or By-laws, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of its assets or property is bound or affected; (iv) do not, as of the date of execution hereof, require the consent, approval or authorization of or declaration, registration or filing with any governmental body or any nongovern mental person or entity (except for the filing of the UCC-1 and other financing statements contemplated hereby); (v) do not contravene any contractual or governmental restriction binding upon Borrower; and (vi) will not, except as contemplated herein, result in the imposition of any liens, security interests or encumbrances of any nature whatsoever (collectively, "Liens") upon any assets or property of Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which Borrower is a party or by which it or any of its assets or property may be bound or affected.

          (b) Binding Effect. This Agreement, the Loan Documents and the Other Financing Documents have been duly executed and delivered on behalf of Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

          (c) Full Disclosure. No representation or warranty in this Agreement, the Note or in any other Loan Document or Other Financing Document contains, or will contain, any untrue statement of any material fact as of the date when made or omits, or will omit, to state any material fact as of the date when made or omits, or will omit, to state any material fact necessary to make the statements herein or therein not misleading as of the date when made; there is no fact known to Borrower that has not been disclosed to Lender in writing which materially and adversely affects or would materially and adversely affect the business, financial condition or operations of Borrower or Press-Loto.

          (d) Liens and Encumbrances. Except as set forth on Schedule 4(d) and other than the security interests granted or to be granted to Lender hereunder and under the Loan Documents, Borrower owns its property and assets free and clear of all Liens. No financing statement covering any of the Collateral is on file in any public office.


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          (e) Solvency.  Except as set forth in Schedule  4(e) attached  hereto, after giving effect to the transactions contemplated hereby and by the other Loan Documents and the Other Financing Documents, Borrower and Press-Loto taken as a whole currently have sufficient capital to carry on the business in which they are now engaged, are solvent and are able to pay their current debts as they mature.

         5. Affirmative Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless Lender shall otherwise consent in writing:

          (a) Punctual Payment. Borrower will duly and punctually pay any and all amounts payable under the Note and the other Loan Documents, all in accordance with the terms thereof. Borrower will comply with all of the covenants, agreements and other conditions contained in this Agreement, the Note and the other Loan Documents.

          (b)  Corporate  /  Company  Existence.   Borrower  will  maintain  its
     corporate   existence  and  the  limited  liability  company  existence  of
     Press-Loto and the qualification and good standing of Borrower and Press-Loto in all jurisdictions in which such qualification and good standing are necessary in order for Borrower and Press-Loto to conduct their businesses and own their properties.

          (c) Principal Office. Borrower will at all times maintain its principal offices at the address set forth herein below subject to the provisions of Section 6(e) hereof.

          (d) Compliance with Laws and Regulations. Borrower will comply, and cause Press-Loto to comply, in all material respects with all laws, statutes, rules, regulations, ordinances, judgments, writs, decrees, and orders of any governmental body applicable to Borrower or Press- Loto and Borrower will not fail to obtain (and will not allow to lapse) or permit Press-Loto to fail to obtain (or allow to lapse) any license, permit or other authorization which may be or become necessary in order for Borrower and Press-Loto to conduct their businesses, own their properties, and perform their Obligations under this Agreement, the Note or the other Loan Documents.

          (e) Tax Obligations.

               (i) Borrower shall, and shall cause Press-Loto to, file all tax and information returns and reports required by all taxing authorities (all prepared in accordance with applicable law), pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and pay or cause to be paid all income, employment, real and personal property taxes and other governmental taxes and charges assessed against Borrower or Press-Loto, or payable by Borrower or Press-Loto, at such times and in such manner as to prevent any penalty or interest from accruing or any Lien or charge from attaching to any assets or property of Borrower or Press-Loto; provided that Borrower or Press-Loto shall have the right to contest any such fees, premiums, taxes and charges prior to the payment thereof for so long as such contest is pursued diligently and in good faith by appropriate proceedings.

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



               (ii) Borrower shall notify Lender promptly (and in no event later than fifteen (15) days) after becoming aware of the intent of the Internal Revenue Service or other taxing authority (the "Taxing Authority") to assert a deficiency with respect to it or Press-Loto, and shall promptly (and in no event later than fifteen (15) days following receipt of any notice of deficiency) inform Lender of such proposed deficiency and deliver to Lender a copy of any notices of deficiency received from the Taxing Authority. If Lender so requests and if there is a reasonable legal basis therefor, Borrower shall, or shall cause Press-Loto to, take all reasonable actions necessary to contest such claimed deficiency and shall appoint outside tax counsel reasonably acceptable to Lender to contest such claims of deficiency and shall direct such counsel to consult with and to provide Lender with periodic status reports and assessments of the legal merits of the contest. At Lender's request, such contest shall continue through the appropriate administrative and court procedures including appeals therefrom until such outside tax counsel informs Lender that further contest would be inadvisable taking into account all factors (including any settlement or compromise proposed by the Taxing Authority).

          (f) Maintenance of Properties. Borrower will keep, and cause Press-Loto to keep, their respective properties which are materially useful or necessary in its business in good working order and condition and maintain the insurance thereon required by this Agreement.

          (g) Maintenance of Records. Borrower will keep, and will cause Press-Loto to keep, at all times proper books of record and account in which true, correct and complete (in all material respects) entries will be made of all dealings or transactions of or in relation to the business and affairs of Borrower or Press-Loto, in accordance with generally accepted accounting principles consistently applied throughout the period involved (except for such changes as are disclosed in such financial statements or in the notes thereto and concurred in by the independent certified public accountants), and Borrower will, and will cause Press-Loto to, provide reasonable protection against loss or damage to such books of record and account.

          (h) Litigation and Other Proceedings. Borrower will notify Lender promptly after Borrower knows of (i) the institution or threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or Press-Loto or any of the material assets or property of any of them, or (ii) any material development in any such action, suit, proceeding, governmental investigation or arbitration.

          (i) Labor Relations. Borrower will notify Lender promptly upon learning of any labor dispute to which Borrower or Press-Loto may be a party and which involves any group of employees of Borrower or Press-Loto.

          (j) Insurance. Borrower will, and will cause Press-Loto (to the extent available in the Russian Federation) to, carry and maintain in full force and effect at all times with financially sound and reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on):

               (i) all worker's compensation or similar insurance as may be required under the laws of any jurisdiction;

               (ii) public liability insurance against claims for personal injury, death or property damage suffered upon, in or about any premises owned or occupied by it or occurring as a result of the ownership, maintenance or operation by it of any automobile, truck or other vehicle or as a result of any services rendered by it;

               (iii) insurance against loss or damage by fire, theft, pilferage, explosion, spoilage or other casualty, with a replacement value and agreed amount endorsement; and

               (iv) insurance against such other risks as are usually insured against by persons of established reputation engaged in the same or similar businesses and similarly situated or as may be reasonably required by Lender, including, without limitation, political risk insurance.

          The insurance specified in the foregoing clauses (ii), (iii) and (iv) shall be maintained with respect to Borrower and the Collateral in such form and in such amounts as Lender may from time to time reasonably require, including provisions (A) requiring that coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Lender, and (B) requiring that no claims shall be paid thereunder without ten (10) days' advance written notice to Lender. Additionally, all such insurance shall be in the name of and with loss or damage payable to Borrower and to Lender, as their interests may appear. Borrower shall deliver to Lender the original or duplicate policies, or certificates or other evidence reasonably satisfactory to Lender, of compliance with the foregoing insurance provisions. Borrower assumes all responsibility and liability arising from the use of the Collateral, either for negligence or otherwise, by whomsoever used, employed or operated, other than Lender and will defend, indemnify and hold Lender harmless from and against any and all claim, loss or damage to persons or property caused by the Collateral or by its use and operation, except any such claim, loss or damage directly caused by the gross negligence or willful misconduct of Lender or its agents, servants or employees.

          (k) Perfection of Security Interest.

               (i) Borrower will, from time to time, do whatever Lender may reasonably request by way of obtaining, executing, delivering and/or filing financing statements, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as Lender may request, in order to create, perfect and maintain valid continuing Liens upon the Collateral as contemplated by this Agreement (the "Security Interest"). All charges, expenses and fees that may be incurred by Lender in connection with any of the foregoing (including, without limitation, reasonable attorneys' fees and disbursements), and any local taxes relating thereto, shall be added to the Obligations or, at Lender's option, shall be paid to Lender immediately upon demand therefor.

               (ii) Borrower hereby irrevocably appoints Lender as its lawful attorney and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of Borrower, such financing statements, assignments, notices, pledges and other documents and agreements, and to take such other actions as Lender may deem necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any applicable law, and Lender is hereby authorized to file on behalf of and in the name of Borrower, at Borrower's expense, such financing statements, assignments, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to Lender, in its discretion, in those jurisdictions where the same is permitted, to file one or more financing statements (including amendments and renewals thereof) under the UCC or similar law signed only by the Lender, naming Borrower as debtor and naming Lender as secured party and indicating therein the types, or describing the items, of the Collateral.

          (l) Use of Loan Proceeds. Except with written consent of Lender, Borrower shall use the proceeds of the Loan, as drawn down from time to time, strictly in accordance with the Budget.

          (m) Further Assurances. Borrower shall at any time or from time to time execute and deliver such further instruments and documents and take such further action as may reasonably be requested by Lender to carry out to Lender's reasonable satisfaction the transactions contemplated by this Agreement, the Note, any of the other Loan Documents and the Other Financing Documents.

          (n) Indemnification. Borrower shall indemnify, defend and hold harmless Lender and each holder of the Note and in each case its officers, directors, agents and employees from and against all losses, costs, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses, including reasonable attorneys' fees and costs, arising out of (i) claims by or on behalf of any brokers, finders or investment bankers made with respect to the transactions contemplated by this Agreement; (ii) the execution or consummation of this Agreement, the Note, the other Loan Documents or the Other Financing Documents; (iii) the operation or maintenance of any of the Collateral; or
     (iv) any aspect of, or any transaction contemplated by or referred to in, or any matter related to, this Agreement, in each case whether or not Lender or such holder is a party thereto, except to the extent such losses, cost, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses are directly caused by the gross negligence or willful misconduct of Lender or such holder or their respective agents, servants or employees. Borrower shall assume the settlement and defense of any suit or other legal proceeding brought to enforce any of the foregoing (with counsel reasonably satisfactory to Lender), and shall pay all judgments entered in any such suit or legal proceeding. Borrower shall not compromise or settle any such suit or other legal proceeding without the prior written consent of Lender, which consent shall not be unreasonably withheld or unduly delayed. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the termination of this Agreement.

          (o)  Press-Loto  Good  Standing  and Charter of Company  with  Limited
     Liability.   To  the  extent  Borrower  has  not  provided  Lender  with  a certificate of good standing for, or certified Charter of Company with Limited Liability of, Press-Loto prior to or contemporaneously with the Initial Advance as provided in Section 2(c)(1), Borrower shall deliver Lender a certificate of good standing for, and certified Charter of Company with Limited Liability of, Press-Loto, from the appropriate authority in the jurisdiction of its formation, within fifteen (15) days following the date of the Initial Advance.

          (p) Assignment of Press-Loto Shares of Capital. Credomarka shall assign to Rugby all of its right, title and interest in, and to, that number of shares of capital of Press-Loto it owns, equal to fifty (50%) percent of the issued and outstanding shares of capital of Press-Loto, prior to Lender making an Advance to Borrower in excess of One Hundred Thousand Dollars ($100,000).

         6. Negative Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless Lender shall otherwise consent in writing:

          (a) Conduct of Business. Borrower will not cease to continuously engage in its business as currently operated. Borrower will not engage in, directly or indirectly, or permit Press- Loto to engage, directly or indirectly, in any other line of business without the prior written consent of Lender. Borrower shall not change its name, identity or structure or use or permit Press-Loto to operate its business under any other name without the prior written consent of Lender.

          (b) Transaction with Affiliates; Fees. Except for the transactions contemplated hereby and by the other Loan Documents and the Other Financing Documents, Borrower will not enter into, directly or indirectly, or permit Press-Loto to enter into, directly or indirectly, any transaction with any officer, director, employee, shareholder or affiliate of Borrower, except transactions (including without limitation payment of salaries to employees who are also shareholders) with officers, directors or employees made in the ordinary course of business and upon fair and reasonable terms which are fully disclosed to Lender in advance; or pay, or permit Press- Loto to pay, fees (including, without limitation, management fees) to any officer, director, employee, partner, shareholder or affiliate, other than in the ordinary course of business.

          (c) Liens. Borrower will not create or suffer to exist, or permit Press-Loto to, create or suffer to exist any Lien upon or with respect to their respective assets or properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any indebtedness of any person, except Liens in favor of Lender.

          (d) Dividends and Stock Redemptions. Borrower will not declare or pay, directly or indirectly, or permit Press-Loto directly or indirectly, to declare or pay, any dividends (other than dividends payable from Press-Loto to Borrower as its parent), or purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders or permit Press-Loto to purchase or otherwise acquire for value any of Press-Loto capital stock now or hereafter outstanding.

          (e) Change of Location. Borrower will not at any time (i) change the location of its chief executive offices, or (ii) change the locations where its records, books of account or inventory are kept without, in each case, giving at least ten (10) days' prior written notice to Lender specifying the new location of such office or location.

          (f) Amendments. Borrower will not request, permit or consent to any amendment to its or Press-Loto's Certificate of Incorporation, By-Laws or other organizational documents, which amendment could have an adverse effect on Lender in its capacity as lender or secured party under this Agreement.

          (g) Environmental Matters. Neither Borrower nor Press-Loto shall for itself, nor shall it knowingly permit any other party to, discharge any toxic or hazardous waste or material in or on the property used in any of its business, other than in compliance with applicable environmental laws and regulations, or otherwise violate or permit a violation of any applicable law or regulation with respect to environmental matters. If and to the extent required by applicable environmental laws or regulations, Borrower and Press-Loto shall remove and otherwise mitigate the effects of any such waste, material or violation and shall protect the value of the Collateral. In the event Borrower or Press-Loto fails to do so in accordance with applicable environmental laws or regulations, upon not less than thirty (30) days (or lesser period if determined reasonably necessary by Lender) written notice to Borrower or Press-Loto, Lender may remove or mitigate the effects of such waste, material or violation and any amounts paid by Lender to remove or mitigate the effects of such waste material or violation shall be part of the Obligations. Nothing contained in the immediately preceding sentence shall be construed to imply that Lender has any responsibility for any obligation to remove or otherwise mitigate the effects of such waste, material or violations.

          (h) Other Actions. During the Term of this Agreement, Borrower will not, and will not cause or permit Press-Loto to, take any action outside the usual and ordinary course of business and consistent with past practice, except in strict conformity with the Budget. Without limiting the generality of the foregoing, Borrower will not, and will not cause or permit Press-Loto to, make any investments in or loans to, or otherwise acquire any of the capital stock of, or any equity or proprietary interest in, any other Person.

         7. Financial Reporting. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, Borrower will furnish to
Lender:

          (a) Quarterly Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, a copy of the consolidated balance sheet and statements of income, stockholders equity and cash flow for such quarter for Borrower and Press- Loto, in such form as may be reasonably acceptable to Lender (the "Quarterly Financials"). The foregoing shall be accompanied by a certificate signed by Borrower's chief financial officer stating that no Event of Default has occurred or then exists. By its delivery of the Quarterly Financials to Lender, Borrower shall be deemed to represent and warrant that the information set forth therein fairly present the liabilities and financial condition of Borrower and Press-Loto as of the date thereof and the results of their operations for the particular fiscal quarter, subject to opinion and normal year and adjustments consistent with past practice.

          (b) Annual Statements. As soon as available and in any event within One Hundred and Twenty (120) days after the end of each fiscal year of Borrower, a copy of the annual audited consolidated balance sheet and statements of income, stockholders equity and cash flow for such year for Borrower and Press-Loto (the "Annual Financials"), containing financial statements for such year certified in a manner reasonably acceptable to Lender by an independent certified public accountant reasonably acceptable to Lender and accompanied by an opinion thereon of such independent certified public accountant or Russian equivalent to the effect that the financial statements have been prepared in accordance with GAAP, that such financial statements present fairly the consolidated financial condition of Borrower and Press-Loto as of the date of the Annual Financials and for the fiscal year covered thereby and that the examination of such accountants in connection with such Annual Financials has been made in accordance with generally accepted auditing standards, and accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances and accompanied by a certificate signed by Borrower's chief financial officer stating that no Event of Default has occurred or then exists. By its delivery of the Annual
     Financials to Lender, Borrower shall be deemed to represent and warrant that the Annual Financials fairly present the assets, liabilities and financial condition of Borrower and Press-Loto as of the date thereof and the results of their operations for the particular fiscal year and that there are no omissions from the Annual Financials or other facts or circumstances not reflected in the Annual Financials which are material in accordance with GAAP. The Annual Financials shall be accompanied by a statement from the independent certified public accountants or Russian equivalent that, in making the examination necessary for their report on the Annual Financials for that fiscal year of Borrower they have obtained no knowledge of the occurrence or existence of any Event of Default.

          (c) Notice of Default. Promptly after becoming aware of (i) the existence of (A) any Event of Default hereunder on the part of Borrower,
     (B) any default by Borrower in the fulfill ment of any of the terms, covenants, provisions or conditions of the Merger Agreement, this Agreement or any of the Loan Documents or (C) any default under any material note, indenture, loan agreement, mortgage, lease, deed or similar agreement or material contract to which Borrower or Press-Loto is a party or by which it or its assets or property may be bound or affected; or (ii) any indebtedness of Borrower or Press-Loto being declared due and payable before its express maturity, or any holder of such indebtedness having the right to declare such indebtedness due and payable before its express maturity, because of the occurrence of any default (or any event which, with notice and/or lapse of time, shall constitute any such default) under such indebtedness; or (iii) any litigation, suit or administrative proceeding affecting Borrower or Press-Loto whether or not the claim is considered by Borrower to be covered by insurance, which litigation, suit or administrative proceeding has an amount in controversy in excess of $50,000 in each instance or $250,000 in the aggregate, then in each case a certificate of an authorized financial officer of Borrower describing the nature and status of such matters and what action Borrower is taking or proposes to take with respect thereto.

          (d) Notice of Material Adverse Change. Promptly after becoming aware of any material adverse change in the business, assets, operations or conditions, financial or otherwise, of Borrower or Press-Loto, a certificate of the chief financial officer of Borrower setting forth the details of such material adverse change and stating what action Borrower or Press-Loto has taken or proposes to take with respect thereto.

          (e) Other Information. Such other information respecting the condition or operations, financial or otherwise, of Borrower or Press-Loto, insurance coverage and other matters as Lender may from time to time reasonably request; provided that from and after the occurrence of an Event of Default, all reports required to be provided to Lender may, at Lender's discretion, be required to be provided with more frequency and within shorter time periods than otherwise provided.

         8. Inspection. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, Borrower will permit Lender, or any person designated by Lender in writing, from time to time hereafter, to call at Borrower's or Press-Loto's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during all business hours upon not less than three (3) business days' prior notice, and, without hindrance or delay (provided that Lender or such designees shall not unreasonably disrupt the day-to-day operations of Borrower or Press-Loto),
(i) to inspect, audit, check and make copies of and extracts from Borrower's or Press-Loto's books, records, journals, orders, receipts and any correspondence and other data relating to Borrower's business or to any transaction between the parties hereto, (ii) to make such verification concerning the Collateral as Lender may consider reasonable under the circumstances, and (iii) to discuss the affairs, finances and business of Borrower or Press-Loto with any of their respective officers, directors or outside auditors.

         9. Defaults. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") by Borrower under this
Agreement:

          (a) if Borrower shall default in the timely payment of any sum payable by it with respect to, or in the performance of any of the terms and conditions of, any of the Obligations (or of any instruments evidencing the same, including, without limitation, the Note) or of any terms or conditions of the Merger Agreement or this Agreement and, with regard to a default other than relating to the timely payment of any sum, such default shall continue for a period of thirty (30) days after notice thereof;

          (b) if any warranty, representation or statement of fact made herein or furnished to Lender at any time by or on behalf of Borrower, Credomarka, or Weinstein (collectively, the "Obligors") proves to have been false or misleading in any material respect when made or furnished;

          (c) if either of the Obligors fails to perform or observe any covenant, term, condition and/or obligation contained in, or breaches any provision of, the Merger Agreement, this Agreement or any instrument, document or agreement delivered by such Obligor to Lender, including, without limitation, the Loan Documents and the Other Financing Documents, and, with regard to a default other than relating to the timely payment of any sum, such default shall continue unremedied for a period of thirty (30) days following receipt of notice thereof;

          (d) if there shall be a material default under any instrument, document or agreement delivered by either of the Obligors, to Lender, including, without limitation, the Loan Documents and Other Financing Documents;

          (e) in the event of loss, theft, substantial damage to or destruction of any material part of the Collateral, or the making of any levy on, seizure or attachment of, any material part of the Collateral which is not covered by insurance and/or replaced within thirty (30) days with substitute Collateral (with a value equal to or greater than the Collateral being replaced) satisfactory to secure Lender, in its reasonable discretion, as to the Obligations;

          (f) if either of the Obligors shall execute or file a certificate or other instrument evidencing the legal change of name of such Obligor without furnishing Lender at least ten (10) days' prior written notice thereof;

          (g) in the event any of the Obligors shall be dissolved or shall die;

          (h) if Borrower or Credomarka shall fail to maintain its corporate existence in good standing;

          (i) if there shall be filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States as now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute now or hereafter in effect (and whether any such action or proceeding shall be at law, in equity or under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute) provided, however, with respect to an involuntary petition, that such petition is not dismissed within ninety (90) days;

          (j) if any of the Obligors shall admit in writing its inability to pay its debts as they mature or make a general assignment for the benefit of creditors;

          (k) if any of the Obligors shall become insolvent or make or send notice of an intended bulk transfer, or fail, after demand, to furnish any financial information or permit the inspection of books or records of account;

          (l) if any of the Obligors shall voluntarily or otherwise suspend or interrupt the transaction of its usual business for ten (10) business days other than by reason of strikes or force majeure; or

          (m) if any petition or application to any court or tribunal, at law or in equity, be filed by or against any of the Obligors for the appointment of any receiver or any trustee for any of the Obligors.

         11. Remedies on Default. Upon the occurrence of any one or more of the aforemen tioned Events of Default or at any time thereafter, Lender may, without notice to or demand upon Borrower, declare any or all of the Obligations immediately due and payable and Lender shall have the following rights and remedies in addition to all rights and remedies of a secured party under the Uniform Commercial Code or other applicable statute or rule, in any jurisdiction in which enforcement is sought, all such rights and remedies being cumulative and not exclusive:

          (a) Collateral.

               (i) Lender may at any time and from time to time, with or (if and to the extent permitted by applicable law) without process of law and with or (if and to the extent permitted by applicable law) without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by Borrower, take possession of the Collateral; and/or dispose of all or any part of the Collateral located on any premises of Borrower; and/or require Borrower to assemble and make available to Lender all or any part of the Collateral at any place and time designated by Lender; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose of, the Collateral or any part thereof in its existing condition on commercially reasonable terms or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition, for cash, upon credit or for future delivery, and in connection therewith Lender may grant options, at such place or places and time or times and to such persons, firms or corporations on commercially reasonable terms as Lender deems best, and without demand for performance, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner. Provided notice has been given in accordance herewith, failure of Borrower to contest on the grounds of commercial reasonability shall be deemed a waiver of said defense.

               (ii) If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. Borrower hereby waives all equity and right of redemption. Lender may buy any part or all of the Collateral at any public sale and if any part of the Collateral is of a type which is the subject of widely distributed standard price quotations, Lender may buy at a private sale, all free from any equity or right of redemption which is hereby waived and released by Borrower, and Lender may make payment therefor (by endorsement without recourse) in notes of Borrower to the order of Lender in lieu of cash to the amount then due thereon which Borrower hereby agrees to accept.

               (iii) Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to all reasonable legal fees and expenses, court costs, collection charges, travel and other expenses which may be incurred by Lender in attempting to collect the Obligations or to enforce this Agreement and realize upon the Collateral, or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order and as to principal and/or interest due under the Note as Lender may in its sole reasonable discretion determine; and Borrower shall at all times be and remain liable and, after crediting the net proceeds of sale or other disposition as aforesaid, will pay Lender on demand any deficiency remaining, including interest thereon and the balance of any expenses at any time unpaid, with any surplus to be paid to Borrower, subject to any duty of Lender to the holder of any subordinate security interest in the Collateral known to Lender but only to the extent required by law.

          (b) Proceeds. Any of the proceeds of the Collateral received by Borrower shall not be commingled with other property of Borrower, but shall be segregated, held by Borrower in trust for Lender as the exclusive property of Lender, and Borrower will immediately deliver to Lender the identical checks, moneys or other proceeds of Collateral received, and Lender shall have the right to endorse the name of Borrower on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. Borrower hereby designates, constitutes and appoints Lender and any designee or agent of Lender as attorney-in-fact of Borrower, irrevocably and with power of substitution, to endorse the name of Borrower on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into Lender's possession; to sign the name of Borrower on any invoices, documents, drafts against account debtors of Borrower, assignments, requests for verification of accounts and notices to debtors of Borrower; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of Lender to carry out and enforce this Agreement. Said attorney or designee shall not be liable for any acts or commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and irrevocable while any of the Obligations shall remain unpaid.

         12. Liability Disclaimer. Except for reasonable care of Collateral in its possession, under no circumstances whatsoever shall Lender be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceeding arising out of or relating thereto. Lender shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including, but not limited to, any action necessary to preserve its or Borrower's rights against prior parties to any of the Collateral. Lender shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral (except for reasonable care of Collateral in its possession), or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of Lender or Borrower, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at Borrower's sole risk at all times. Borrower hereby releases Lender from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by Lender with respect thereto, except for such claims, causes of action, demands and/or actions directly caused by Lender's gross negligence or willful misconduct, and Borrower agrees to defend and hold Lender harmless from and with respect to any and all such claims, causes of action and demands, except for such claims, causes of action, demands and/or actions directly caused by Lender's gross negligence or willful misconduct. Lender's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations.

         13. Nonwaiver. No failure or delay on the part of Lender in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by Lender of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         14. Waivers. Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, Borrower hereby waives the right to a trial by jury and Borrower hereby waives any and all rights of setoff and rights to interpose counterclaims of any nature except for counterclaims which are compulsory or which would be lost for failure to be raised.

         15. Binding Effect. This Agreement and all Obligations of Borrower hereunder shall be binding upon the successors or assigns of Borrower, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors, endorsees and assigns.

         16. Application of Payments. In addition to its other rights herein, Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations. To the extent that Borrower makes a payment or payments to Lender or Lender receives any payment or proceeds of any security for such Obligations for Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

         17. Consent to Jurisdiction. As a further inducement to Lender to enter into this Agreement and to make the Advances and in consideration thereof, Borrower covenants and agrees that (i) any state or federal court within the State of New York shall have personal jurisdiction over Borrower, and (ii) service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to Borrower at Borrower's address set forth below, and service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted as aforesaid, Borrower hereby waiving personal service thereof. Nothing in this paragraph shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction. Borrower and Lender agree that any claim or suit between or among the parties hereto involving this Agreement, any of the other Loan Documents or any transactions contemplated hereby or thereby shall be brought in and decided by the state or federal courts located in Nassau County, New York.

         18. Entire Agreement. This Agreement, including the schedules attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the matters set forth in this Agreement. The representations, warranties, covenants and agreements set forth in this Agreement and in the financial statements and schedules delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

         19. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or telecopier as follows:

         If to Lender at:

         77 Spruce Street
         Cedarhurst, New York 11516
         Attention:  Chief Executive Officer
         Telecopier Number: (516) 374-6700

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred S. Skolnik, Esq.

         Telecopier Number: (516) 296-7111




         If to Borrower at:

         Harvey Weinstein
         203 Commack Road
         Suite 42
         Commack, New York 11725
         Telecopier Number: (516) 499-0717

         With a copy to:
         Joel L. Jacobson, Esq.
         400 Jericho Turnpike
         Jericho, New York 11753
         Telecopier Number: (516) 953-0747

         and

         Vann & Slavin
         24 West 40th Street
         New York, NY 10018
         Attention: Avrom R. Vann, Esq.
         Telecopier Number: (212) 382-1944

or at such other address as any party may specify by notice given to the other party in accordance with this paragraph 19.

         20. Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York applicable to agreements performed wholly within such state. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

         21. Headings. The section headings of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

         22. No Third Party Beneficiaries. No person or entity not a party to this Agreement shall be entitled to the benefits of, or may rely on, or enforce, this Agreement, the other Loan Documents or the Other Financing Documents.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the date first written above.

                                 COMPU-DAWN, INC.

                                 By: /s/ Mark Honigsfeld
                                     --------------------------------------
                                     Mark Honigsfeld, Chairman of the Board



                                  RUGBY NATIONAL CORP.

                                 By: /s/ Harvey Weinstein
                                    -------------------------------
                                    Harvey Weinstein, President


                                  WITH RESPECT TO SECTION
                                  3(c) ONLY

                                  CREDOMARKA CORP.


                                By: /s/ Harvey Weinstein
                                   ------------------------------

                                Name: Harvey Weinstein

                                Title: President



                                WITH RESPECT TO SECTION
                                3(d) ONLY:

                                 /s/ Harvey Weinstein
                                -----------------------------------
                                HARVEY WEINSTEIN

                                  SCHEDULE 4(e)

                                    SOLVENCY


Additional capital of approximately $10,000,000 is estimated to be required in order for Borrower and Press-Loto to implement their business plan.